EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended March 31, 2014

INDEX

Page
Investor Information	2
2014 Business Developments	3
Common Shares Data	4
Financial Highlights	5
Funds From Operations	6 - 7
Funds Available for Distribution	8
Net Income / EBITDA (Consolidated and by Segment)	9 - 12
EBITDA by Segment and Region	13
Consolidated Balance Sheets	14
Capital Structure	15
Debt Analysis	16 - 18
Unconsolidated Joint Ventures	19 - 20
Square Footage	21
Top 30 Tenants	22
Lease Expirations	23 - 25
Leasing Activity	26
Occupancy, Same Store EBITDA and Residential Statistics	27
Capital Expenditures	28 - 32
Development Costs and Construction in Progress	33
Property Table	34 - 51

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	Executive Vice President - Co-Head of Acquisitions and Capital Markets
David R. Greenbaum	President - New York Division
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Robert Minutoli	Executive Vice President - Retail Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Wendy Silverstein	Executive Vice President - Co-Head of Acquisitions and Capital Markets
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Stephen Sihelnik	Michael Knott / John Bejjani	Alexander Goldfarb / Andrew Schaffer
Bank of America / Merrill Lynch	Green Street Advisors, Inc.	Sandler O'Neill & Partners
646-855-5808 / 646-855-1829	949-640-8780 / 949-640-8780	212-466-7937 / 212-466-8062

Ross Smotrich / Michael R. Lewis	David Harris	John W. Guinee / Erin T. Aslakson
Barclays Capital	Imperial Capital	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	212-351-9429	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	Steve Sakwa / George Auerbach	Ross T. Nussbaum / Gabriel Hilmoe
Citigroup Global Markets	ISI Group	UBS
212-816-1383 / 212-816-1382	212-446-9462 / 212-446-9459	212-713-2484 / 212-713-3876

Vincent Chao	Anthony Paolone
Deutsche Bank	JP Morgan
212-250-6799	212-622-6682

Brad K. Burke	Vance H. Edelson
Goldman Sachs	Morgan Stanley
917-343-2082	212-761-0078

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Danish Agboatwala	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-2573	212-902-7885

Thomas Cook	Mark Streeter
Citigroup Global Markets	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2014 BUSINESS DEVELOPMENTS

Retail Spin-off

On April 11, 2014, we announced a plan to spin off our shopping center business consisting of 81 strip shopping centers and four malls into a new publicly traded REIT (“SpinCo”).  The spin-off is expected to be effectuated through a 1:2 distribution of SpinCo’s shares to Vornado common shareholders and Vornado Realty L.P. common unitholders, and is intended to be treated as tax-free for U.S. federal income tax purposes.  We intend to file the initial registration statement on Form 10 with the Securities and Exchange Commission (“SEC”) by the end of the second quarter of 2014 and expect the spin-off to be completed by the end of 2014.  The transaction is subject to certain conditions, including the SEC declaring that SpinCo’s registration statement is effective, filing and approval of SpinCo’s listing application, receipt of third party consents, and formal approval and declaration of the distribution by Vornado’s Board of Trustees.  Vornado may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.

Vornado will retain, for disposition in the near term, 20 small retail assets which do not fit SpinCo’s strategy, and the Beverly Connection and Springfield Town Center, both of which are under contract for disposition.

Dispositions

Since January 1, 2014, we have sold or entered into agreements to sell the following:

•         On February 24, 2014, we completed the sale of Broadway Mall in Hicksville, Long Island, New York for $94,000,000.  The sale resulted in net proceeds of $92,174,000 after closing costs.

•         On March 2, 2014, we entered into an agreement to transfer upon completion, the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to Pennsylvania Real Estate Investment Trust (NYSE: PEI) (“PREIT”) in exchange for $465,000,000 comprised of $340,000,000 of cash and $125,000,000 of PREIT operating partnership units.  The redevelopment is expected to be completed in the fourth quarter of 2014. The closing will be no later than March 31, 2015.

•         On March 17, 2014, we entered into an agreement to sell Beverly Connection, a 335,000 square foot power shopping center in Los Angeles, California, for $260,000,000.  The sale, which is subject to customary closing conditions, is expected to be completed in the third quarter of 2014.

Financing Activities

Since January 1, 2014, we have executed the following capital market transactions:

•         On January 31, 2014, we completed a $600,000,000 loan secured by our 220 Central Park South development site.  The loan bears interest at LIBOR plus 2.75% (2.90% at March 31, 2014) and matures in January 2016, with three one-year extension options.

•         On April 16, 2014, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.3 million square foot Manhattan office building.  The seven-year interest only loan bears interest at 3.91% and matures in May 2021.  We realized net proceeds of approximately $145,000,000 after repaying the existing 5.64%, $193,000,000 mortgage, defeasance costs and other closing costs.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of VNO common shares performance and dividends (based on NYSE prices):

		First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013

High Price		$100.02	$91.91	$89.35	$88.73
Low Price		$87.82	$82.73	$79.56	$76.19
Closing Price - end of quarter		$98.56	$88.79	$84.06	$82.85

Annualized Dividend per share		$2.92	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price		3.0%	3.3%	3.5%	3.5%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)		199,583	199,245	199,051	199,051

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options		$19.7 Billion	$17.7 Billion	$16.7 Billion	$16.5 Billion

TIMING

Quarterly financial results and related earnings conference calls for the remainder of 2014 are expected to occur as follows:

	Filing Date	Earnings Call

Second Quarter 2014	Monday, August 4, 2014	Tuesday, August 5, 2014 10AM ET
Third Quarter 2014	Monday, November 3, 2014	Tuesday, November 4, 2014 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended
	March 31,		December 31,
	2014	2013	2013
Total revenues	$660,618	$718,713	$663,194

Net income (loss) attributable to common shareholders	$62,349	$231,990	$(68,887)
Per common share:
Basic	$0.33	$1.24	$(0.37)
Diluted	$0.33	$1.24	$(0.37)

FFO as adjusted for comparability	$226,882	$211,640	$243,143
Per diluted share	$1.20	$1.13	$1.30

FFO (Negative FFO)	$247,079	$201,820	$(6,784)
FFO (Negative FFO) - Operating Partnership Basis ("OP Basis")	$262,431	$214,365	$(7,206)
Per diluted share	$1.31	$1.08	$(0.04)

FAD	$151,200	$144,723	$134,303
Per diluted share	$0.80	$0.77	$0.72

Dividends per common share	$0.73	$0.73	$0.73

FFO payout ratio (based on FFO as adjusted for comparability)	60.8%	64.6%	56.2%
FAD payout ratio	91.3%	94.8%	101.4%

Weighted average shares used in determining FFO per diluted share - REIT basis	188,287	187,529	187,109
Convertible units:
Class A	10,611	10,608	10,564
D-13	498	564	531
G1-G4	87	103	96
Equity awards - unit equivalents	503	382	442
Weighted average shares used in determining FFO per diluted share - OP Basis	199,986	199,186	198,742

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31,		December 31,
	2014	2013	2013
Reconciliation of our net income (loss) to FFO (Negative FFO):
Net income (loss) attributable to Vornado	$82,717	$262,922	$(48,519)
Depreciation and amortization of real property	142,569	132,513	124,611
Net gains on sale of real estate	-	(202,329)	(127,512)
Real estate impairment losses	20,842	1,514	32,443
Proportionate share of adjustments to equity in net income of
Toys, to arrive at FFO:
Depreciation and amortization of real property	11,415	19,325	16,506
Real estate impairment losses	-	3,650	456
Income tax effect of above adjustments	(3,995)	(8,050)	(5,937)
Proportionate share of adjustments to equity in net income of partially owned entities, excluding Toys, to arrive at FFO:
Depreciation and amortization of real property	25,271	21,830	25,282
Net gains on sale of real estate	-	(465)	-
Noncontrolling interests' share of above adjustments	(11,399)	1,814	(3,746)
FFO	267,420	232,724	13,584
Preferred share dividends	(20,368)	(21,702)	(20,368)
Preferred share redemptions	-	(9,230)	-
FFO (Negative FFO) attributable to common shareholders	247,052	201,792	(6,784)
Convertible preferred share dividends	27	28	-
FFO (Negative FFO) attributable to common shareholders plus assumed conversions	247,079	201,820	(6,784)
Add back of income allocated to noncontrolling interests of the
Operating Partnership	15,352	12,545	(422)
FFO (Negative FFO) - OP Basis (1)	$262,431	$214,365	$(7,206)
FFO (Negative FFO) per diluted share (1)	$1.31	$1.08	$(0.04)

(1) FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gain from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2014	2013	2013
FFO (Negative FFO) attributable to common shareholders plus assumed
conversions	(A)	$247,079	$201,820	$(6,784)
Per diluted share		$1.31	$1.08	$(0.04)
Items that affect comparability income (expense):
Toys "R" Us FFO (Negative FFO) (including impairment losses of $75,196, $78,542
	and $162,215, respectively)	9,267	16,684	(282,041)
Net gain on sale of land parcels and residential condominiums		9,635	-	23,988
FFO from discontinued operations, including LNR in the three months ended March 31, 2013		4,139	27,951	7,568
Losses from the mark-to-market, impairment and disposition of investment in
J.C. Penney		-	(98,827)	-
Stop & Shop litigation settlement income		-	59,599	-
Preferred share redemptions		-	(9,230)	-
Merchandise Mart reduction-in-force and severance costs		-	(2,612)	-
Acquisition related costs		(1,784)	(601)	(18,088)
Other, net		-	(3,363)	3,436
		21,257	(10,399)	(265,137)
Noncontrolling interests' share of above adjustments		(1,060)	579	15,210
Items that affect comparability, net	(B)	$20,197	$(9,820)	$(249,927)
Per diluted share		$0.11	$(0.05)	$(1.34)

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$226,882	$211,640	$243,143
Per diluted share		$1.20	$1.13	$1.30

RECONCILIATION OF FFO TO FAD (1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2014	2013	2013

FFO (Negative FFO) attributable to common shareholders plus assumed conversions	(A)	$247,079	$201,820	$(6,784)

Adjustments to arrive at FAD:
Items that affect comparability per page 7, excluding FFO attributable to
discontinued operations		17,118	(38,350)	(272,705)
Recurring tenant improvements, leasing commissions and other capital expenditures (3)		72,500	75,312	98,371
Straight-line rentals		13,058	17,701	20,562
Amortization of acquired below-market leases, net		10,824	15,075	11,263
Carried interest and our share of net unrealized gains from Real Estate Fund		5,317	5,562	14,915
Stock-based compensation expense		(11,024)	(7,466)	(9,118)
Amortization of debt issuance costs		(4,812)	(5,378)	(10,473)
Non real estate depreciation		(1,575)	(1,984)	(2,346)
Noncontrolling interests' share of above adjustments		(5,527)	(3,375)	8,444
	(B)	95,879	57,097	(141,087)

FAD(1)	(A-B)	$151,200	$144,723	$134,303

FAD per diluted share		$0.80	$0.77	$0.72
FAD payout ratio (2)		91.3%	94.8%	101.4%

(1) FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2) FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

(3) Includes expenditures of $4,462, $14,779, and $25,541 in the three months ended March 31, 2014 and 2013 and December 31, 2013, respectively, for the 608,000 square foot Motorola Mobility lease at the Merchandise Mart (whose cash rent has not commenced).

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	March 31,			December 31,
	2014	2013	Inc (Dec)	2013
Property rentals	$503,360	$499,915	$3,445	$504,137
Straight-line rent adjustments	13,058	17,701	(4,643)	20,562
Amortization of acquired below-market leases, net	11,682	16,177	(4,495)	11,916
Total rentals	528,100	533,793	(5,693)	536,615
Tenant expense reimbursements	86,590	75,964	10,626	79,114
Cleveland Medical Mart development project	-	12,143	(12,143)	2,343
Fee and other income:
BMS cleaning fees	18,956	16,664	2,292	17,434
Signage revenue	9,318	6,481	2,837	9,300
Management and leasing fees	6,214	5,253	961	4,976
Lease termination fees	3,793	59,968	(56,175)	5,144
Other income	7,647	8,447	(800)	8,268
Total revenues	660,618	718,713	(58,095)	663,194
Operating expenses	273,391	265,747	7,644	262,251
Depreciation and amortization	147,651	139,317	8,334	130,210
General and administrative	52,158	51,380	778	50,396
Cleveland Medical Mart development project	-	11,374	(11,374)	2,446
Impairment losses and acquisition related costs	21,784	601	21,183	37,088
Total expenses	494,984	468,419	26,565	482,391
Operating income	165,634	250,294	(84,660)	180,803
Income (loss) applicable to Toys	1,847	1,759	88	(293,066)
Income (loss) from partially owned entities	132	20,766	(20,634)	(99)
Income from Real Estate Fund	18,148	16,564	1,584	28,951
Interest and other investment income (loss), net	11,893	(49,075)	60,968	8,234
Interest and debt expense	(109,442)	(120,346)	10,904	(120,625)
Net gain (loss) on disposition of wholly owned and partially owned assets	9,635	(36,724)	46,359	23,988
Income (loss) before income taxes	97,847	83,238	14,609	(171,814)
Income tax (expense) benefit	(1,582)	(1,073)	(509)	12,578
Income (loss) from continuing operations	96,265	82,165	14,100	(159,236)
Income from discontinued operations	1,891	206,762	(204,871)	120,477
Net income (loss)	98,156	288,927	(190,771)	(38,759)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(11,579)	(11,286)	(293)	(13,903)
Operating Partnership	(3,848)	(13,933)	10,085	4,155
Preferred unit distributions of the Operating Partnership	(12)	(786)	774	(12)
Net income (loss) attributable to Vornado	82,717	262,922	(180,205)	(48,519)
Interest and debt expense	170,952	188,780	(17,828)	207,424
Depreciation and amortization	196,339	194,185	2,154	183,685
Income tax expense	19,831	60,759	(40,928)	8,270
EBITDA	$469,839	$706,646	$(236,807)	$350,860

Capitalized leasing and development payroll	$4,486	$4,249	$237	$4,682
Capitalized interest	$13,622	$8,260	$5,362	$14,279

(1) EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Three Months Ended March 31, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$503,360	$272,886		$112,598		$59,274		$-	$58,602
Straight-line rent adjustments	13,058	7,681		(1,046)		482		-	5,941
Amortization of acquired below-market leases, net	11,682	7,792		480		2,101		-	1,309
Total rentals	528,100	288,359		112,032		61,857		-	65,852
Tenant expense reimbursements	86,590	45,019		11,535		26,246		-	3,790
Fee and other income:
BMS cleaning fees	18,956	23,958		-		-		-	(5,002)
Signage revenue	9,318	9,318		-		-		-	-
Management and leasing fees	6,214	3,061		3,026		386		-	(259)
Lease termination fees	3,793	818		2,496		216		-	263
Other income	7,647	749		6,189		100		-	609
Total revenues	660,618	371,282		135,278		88,805		-	65,253
Operating expenses	273,391	160,421		50,264		34,485		-	28,221
Depreciation and amortization	147,651	73,786		31,861		23,090		-	18,914
General and administrative	52,158	7,792		7,447		4,656		-	32,263
Impairment losses and acquisition related costs	21,784	-		-		20,000		-	1,784
Total expenses	494,984	241,999		89,572		82,231		-	81,182
Operating income (loss)	165,634	129,283		45,706		6,574		-	(15,929)
Income applicable to Toys	1,847	-		-		-		1,847	-
Income (loss) from partially owned entities	132	1,566		(1,266)		538		-	(706)
Income from Real Estate Fund	18,148	-		-		-		-	18,148
Interest and other investment income, net	11,893	1,475		36		9		-	10,373
Interest and debt expense	(109,442)	(42,839)		(19,347)		(9,217)		-	(38,039)
Net gain on disposition of wholly owned and
partially owned assets	9,635	-		-		-		-	9,635
Income (loss) before income taxes	97,847	89,485		25,129		(2,096)		1,847	(16,518)
Income tax (expense) benefit	(1,582)	(969)		199		(731)		-	(81)
Income (loss) from continuing operations	96,265	88,516		25,328		(2,827)		1,847	(16,599)
Income from discontinued operations	1,891	-		-		1,714		-	177
Net income (loss)	98,156	88,516		25,328		(1,113)		1,847	(16,422)
Less net (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	(11,579)	(1,405)		-		(17)		-	(10,157)
Operating Partnership	(3,848)	-		-		-		-	(3,848)
Preferred unit distributions of the Operating Partnership	(12)	-		-		-		-	(12)
Net income (loss) attributable to Vornado	82,717	87,111		25,328		(1,130)		1,847	(30,439)
Interest and debt expense	170,952	58,068		22,798		10,351		38,549	41,186
Depreciation and amortization	196,339	87,587		36,150		25,328		26,924	20,350
Income tax expense (benefit)	19,831	1,032		(189)		731		18,077	180
EBITDA for the three months ended March 31, 2014	$469,839	$233,798		$84,087		$35,280		$85,397	$31,277

EBITDA for the three months ended March 31, 2013	$706,646	$217,537		$86,244		$322,326		$141,961	$(61,422)

EBITDA as adjusted for comparability - OP basis:
For the three months ended March 31, 2014	$397,154	$233,798	(1)	$84,087	(2)	$52,160	(3)	$-	$27,109	(4)
For the three months ended March 31, 2013	$387,602	$215,103	(1)	$86,244	(2)	$50,734	(3)	$-	$35,521	(4)

See notes on pages 11 and 12.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2014	2013
	Office	$157,879	$143,950
	Retail	66,195	60,294
	Alexander's	10,430	10,541
	Hotel Pennsylvania	(706)	318
	Total New York	$233,798	$215,103

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2014	2013
	Office, excluding the Skyline Properties	$67,257	$67,107
	Skyline properties	6,499	8,162
	Total Office	73,756	75,269
	Residential	10,331	10,975
	Total Washington, DC	$84,087	$86,244

(3)	The elements of "Retail Properties" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2014	2013
	Strip shopping centers	$38,435	$36,588
	Regional malls	13,725	14,146
	Total Retail properties	$52,160	$50,734

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(4)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended March 31,
		2014		2013
	Our share of Real Estate Fund:
	Income before net realized/unrealized gains	$1,982		$1,462
	Net unrealized gains	3,542		3,379
	Carried interest	1,775		2,183
	Total	7,299		7,024
	Merchandise Mart Building and trade shows	19,087		16,854
	555 California Street	12,066		10,629
	India real estate ventures	1,824		1,759
	Lexington(a)	-		2,770
	Other investments	4,742		7,905
		45,018		46,941
	Corporate general and administrative expenses(b)	(25,982)	(c)	(22,756)
	Investment income and other, net(b)	8,073		11,336
	Total Other	$27,109		$35,521

	(a)

In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale. The 2013 amount represents our share of Lexington's 2012 fourth quarter earnings which was recorded on a one-quarter lag basis.

	(b)	The amounts in these captions (for this table only) exclude income (expense) from the mark-to-market of our deferred compensation plan.

	(c)	Includes $1,117 of additional amortization due to the timing of the 2014 equity grants.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region (excluding discontinued operations, other gains and losses that affect comparability and our Toys and Other Segments).

	Three Months Ended March 31,
	2014	2013

Segment
New York	63%	61%
Washington, DC	23%	25%
Retail Properties	14%	14%
	100%	100%

Region
New York City metropolitan area	74%	72%
Washington, DC / Northern Virginia metropolitan area	23%	25%
Puerto Rico	2%	2%
Other geographies	1%	1%
	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31,	December 31,	(Decrease)
	2014	2013	Increase
ASSETS
Real estate, at cost:
Land	$4,058,317	$4,068,306	$(9,989)
Buildings and improvements	12,477,661	12,475,556	2,105
Development costs and construction in progress	1,410,465	1,353,121	57,344
Leasehold improvements and equipment	133,699	132,483	1,216
Total	18,080,142	18,029,466	50,676
Less accumulated depreciation and amortization	(3,441,223)	(3,381,457)	(59,766)
Real estate, net	14,638,919	14,648,009	(9,090)
Cash and cash equivalents	1,156,727	583,290	573,437
Restricted cash	210,184	262,440	(52,256)
Marketable securities	205,042	191,917	13,125
Tenant and other receivables, net	123,486	115,862	7,624
Investments in partially owned entities	1,168,996	1,166,443	2,553
Investment in Toys	75,932	83,224	(7,292)
Real Estate Fund investments	682,002	667,710	14,292
Mortgage and mezzanine loans receivable, net	42,749	170,972	(128,223)
Receivable arising from the straight-lining of rents, net	830,381	817,357	13,024
Deferred leasing and financing costs, net	437,056	411,927	25,129
Identified intangible assets, net	299,759	311,963	(12,204)
Assets related to discontinued operations	207,575	314,622	(107,047)
Other assets	290,544	351,488	(60,944)
Total assets	$20,369,352	$20,097,224	$272,128

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$8,913,358	$8,331,993	$581,365
Senior unsecured notes	1,343,442	1,350,855	(7,413)
Revolving credit facility debt	88,138	295,870	(207,732)
Accounts payable and accrued expenses	457,858	422,276	35,582
Deferred revenue	514,605	529,048	(14,443)
Deferred compensation plan	121,970	116,515	5,455
Deferred tax liabilities	1,272	1,280	(8)
Liabilities related to discontinued operations	-	13,950	(13,950)
Other liabilities	378,551	437,073	(58,522)
Total liabilities	11,819,194	11,498,860	320,334
Redeemable noncontrolling interests	1,140,831	1,003,620	137,211
Vornado shareholders' equity	6,570,327	6,765,232	(194,905)
Noncontrolling interests in consolidated subsidiaries	839,000	829,512	9,488
Total liabilities, redeemable noncontrolling interests and equity	$20,369,352	$20,097,224	$272,128

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			March 31, 2014
Consolidated debt:
Mortgages payable			$8,913,358
Senior unsecured notes			1,343,442
$2.5 billion revolving credit facilities			88,138
			10,344,938
Pro rata share of non-consolidated debt:
Toys			1,625,080
All other partially owned entities			2,328,295
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)
Total debt			13,833,313

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		March 31, 2014
	Converted	Common
Equity:	Shares	Share Price
Common shares	187,412	$98.56	18,471,327
Class A units	10,779	98.56	1,062,378
Convertible share equivalents:
Equity awards - unit equivalents	785	98.56	77,370
D-13 preferred units	474	98.56	46,717
G1-G4 units	86	98.56	8,476
Series A preferred shares	47	98.56	4,632
			19,670,900
Total Market Capitalization			$34,821,463

DEBT ANALYSIS
(unaudited and in thousands)
			As of March 31, 2014
			Total			Variable		Fixed
				Weighted			Weighted		Weighted
				Average			Average		Average
			Amount	Interest Rate		Amount	Interest Rate	Amount	Interest Rate
Consolidated debt			$10,344,938	4.41%		$1,455,466	2.47%	$8,889,472	4.73%
Pro rata share of non-consolidated debt:
Toys			1,625,080	7.14%		944,432	6.14%	680,648	8.52%
All other			2,328,295	5.32%		293,418	1.76%	2,034,877	5.83%
Total			14,298,313	4.87%		2,693,316	3.68%	11,604,997	5.14%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)			-		(465,000)
Company's pro rata share of total debt			$13,833,313	4.89%		$2,693,316	3.68%	$11,139,997	5.19%

Debt Covenant Ratios: (1)	Senior Unsecured Notes					Revolving Credit Facilities		Unencumbered EBITDA
		Actual							1Q 2014
	Required	Due 2015	Due 2022	Due 2039		Required	Actual		Annualized
Total Outstanding Debt / Total Assets (2)	Less than 65%	43%	43%	46%		Less than 60%	31%	New York	$350,324
Secured Debt / Total Assets	Less than 50%	36%	36%	39%		Less than 50%	30%	Washington, DC	164,676
Interest Coverage Ratio (Annualized Combined								Retail Properties	68,200
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.79	2.79	2.79			N/A	Other	39,772
Fixed Charge Coverage		N/A	N/A	N/A		Greater than 1.40	2.55	Total	$622,972
Unencumbered Assets / Unsecured Debt	Greater than 150%	666%	666%	644%			N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	N/A		Less than 60%	7%
Unencumbered Coverage Ratio		N/A	N/A	N/A		Greater than 1.50	7.73

		Senior Unsecured Notes
		Due 2015	Due 2022	Due 2039
Settlement Date		3/26/2010	12/7/2011	9/30/2009
Principal Amount		$ 500,000	$ 400,000	$ 452,500
Issue Price		99.834%	99.546%	100.000%
Coupon		4.250%	5.000%	7.875%
Effective economic interest rate		4.287%	5.057%	7.875%
Ratings:
Moody's		Baa2	Baa2	Baa2
S&P		BBB	BBB	BBB
Fitch		BBB	BBB	BBB
Maturity Date / Put Date		4/1/2015	1/15/2022	10/1/2039	(3)

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

(3)	These notes may be redeemed at our option in whole or in part beginning October 1, 2014, at a price equal to the principal amount plus accrued interest.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1730 M and 1150 17th Street	06/14	L+140	1.55%	$43,581	$-	$-	$-	$-	$-	$43,581
1550 and 1750 Crystal Drive	11/14		7.81%	70,147	-	-	-	-	-	70,147
2200 / 2300 Clarendon Boulevard	01/15	L+75	0.90%	-	39,747	-	-	-	-	39,747
Senior unsecured notes due 2015	04/15		4.25%	-	499,834	-	-	-	-	499,834
River House Apartments	04/15		5.43%	-	195,546	-	-	-	-	195,546
909 Third Avenue (2)	04/15		5.64%	-	193,762	-	-	-	-	193,762
888 Seventh Avenue	01/16		5.71%	-	-	318,554	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	-	30,601	-	-	-	30,601
770 Broadway	03/16		5.65%	-	-	353,000	-	-	-	353,000
Bowen Building	06/16		6.14%	-	-	115,022	-	-	-	115,022
Montehiedra Town Center	07/16		6.04%	-	-	120,000	-	-	-	120,000
$1.25 Billion unsecured revolving credit facility	11/16	L+125	-	-	-	-	-	-	-	-
Merchandise Mart	12/16		5.57%	-	-	550,000	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	-	299,095	-	-	299,095
100 West 33rd Street - office and retail	03/17	L+250	2.66%	-	-	-	325,000	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	-	78,353	-	-	78,353
North Bergen (Tonnelle Avenue)	01/18		4.59%	-	-	-	-	75,000	-	75,000
220 20th Street	02/18		4.61%	-	-	-	-	72,346	-	72,346
Two Penn Plaza	03/18		5.13%	-	-	-	-	425,000	-	425,000
River House Apartments	04/18	(3)	1.55%	-	-	-	-	64,000	-	64,000
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	-	80,000	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	1.31%	-	-	-	-	88,138	-	88,138
220 Central Park South	01/19	L+275	2.90%	-	-	-	-	-	600,000	600,000
435 Seventh Avenue - retail	08/19	L+225	2.41%	-	-	-	-	-	98,000	98,000
4 Union Square South - retail	11/19	L+215	2.31%	-	-	-	-	-	120,000	120,000
Cross-collateralized mortgages on 40
strip shopping centers	09/20	(4)	4.08%	-	-	-	-	-	617,206	617,206
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	59,089	59,089
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
555 California Street	09/21		5.10%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,608	398,608
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	147,982	147,982
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
Bergen Town Center	04/23		3.56%	-	-	-	-	-	300,000	300,000
2101 L Street	08/24		3.97%	-	-	-	-	-	150,000	150,000

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$100,029	$100,029
Senior unsecured notes due 2039	10/39		7.88%	-	-	-	-	-	445,000	445,000
Other properties	Various			19,872	12,321	-	-	28,714	40,760	101,667
Purchase accounting valuation adjustments	Various			95	(151)	-	-	-	1,016	960

Total				$133,695	$941,059	$1,487,177	$702,448	$833,198	$6,247,361	$10,344,938

Weighted average rate				5.25%	4.68%	5.70%	3.64%	4.31%	4.15%	4.41%

Fixed rate debt				$90,114	$901,312	$1,487,177	$377,448	$664,060	$5,369,361	$8,889,472
Fixed weighted average rate expiring				7.04%	4.84%	5.70%	4.49%	5.05%	4.38%	4.73%

Floating rate debt				$43,581	$39,747	$-	$325,000	$169,138	$878,000	$1,455,466
Floating weighted average rate expiring				1.56%	0.90%	-	2.66%	1.41%	2.73%	2.47%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)				On April 16, 2014, we completed a $350 million refinancing of this property. The seven-year interest only loan bears interest at 3.91% and matures in May 2021.

(3)				Interest at the Freddie Mac Reference Note Rate plus 1.53%.

(4)				Comprised of (i) a $557,206 fixed rate loan with an interest rate of 4.27%, and a (ii) $60,000 variable rate loan at LIBOR plus 1.36% (2.36% at March 31, 2014), subject to a LIBOR floor of 1.00%.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of March 31, 2014
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	March 31, 2014	Amount	Share	Joint Venture

Toys	Retailer	32.6%	$75,932	$1,625,080	$4,977,482

Alexander's, Inc.	Office/Retail	32.4%	$167,124	$335,347	$1,035,022

India real estate ventures	Office/Land	4.1% to 36.5%	88,563	50,624	202,496

Partially owned office buildings:
280 Park Avenue	Office	49.5%	251,099	363,744	735,082
650 Madison Avenue	Office/Retail	20.1%	115,895	161,024	800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	56,879	16,515	32,761
One Park Avenue	Office	30.3%	56,242	75,740	250,000
West 57th Street properties	Office	50.0%	54,270	10,000	20,000
666 Fifth Avenue Office Condominium	Office	49.5%	42,324	585,624	1,183,079
330 Madison Avenue	Office	25.0%	28,999	37,500	150,000
Warner Building	Office	55.0%	15,237	160,985	292,700
Fairfax Square	Office	20.0%	5,114	13,797	68,982
1101 17th Street	Office	55.0%	-	17,050	31,000
Other partially owned office buildings	Office	Various	2,822	26,882	68,984

Other investments:
Independence Plaza	Residential	50.1%	158,174	275,550	550,000
Monmouth Mall	Retail	50.0%	6,734	78,514	157,027
Other investments	Various	Various	119,520	119,399	998,676
			$1,168,996	$2,328,295	$6,575,809

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Three Months Ended March 31,	Three Months Ended March 31,
Joint Venture Name	March 31, 2014	2014	2013	2014	2013

Toys	32.6%	$1,847	$1,759	$85,397	$141,961

New York:
Alexander's, Inc.	32.4%	$4,759	$4,409	$10,430	$10,541
West 57th Street properties	50.0%	(2,599)	172	490	729
650 Madison Avenue	20.1%	(2,090)	-	2,917	-
Independence Plaza	50.1%	(2,064)	-	4,336	-
666 Fifth Avenue Office Condominium	49.5%	2,005	2,019	7,395	5,172
330 Madison Avenue	25.0%	1,345	1,304	2,267	2,127
One Park Avenue	30.3%	98	457	1,870	2,104
280 Park Avenue	49.5%	(51)	(2,569)	5,262	4,449
Other	Various	163	(187)	1,448	1,331
1,566	5,605	36,415	26,453

Washington, DC:
Warner Building	55.0%	(1,486)	(2,346)	2,259	1,369
Rosslyn Plaza	43.7% to 50.4%	(572)	(446)	1,656	1,798
1101 17th Street	55.0%	286	384	597	725
Fairfax Square	20.0%	33	(45)	598	521
Other	Various	473	360	1,375	1,272
(1,266)	(2,093)	6,485	5,685

Retail Properties:
Monmouth Mall	50.0%	517	859	2,391	2,701
Other	Various	21	42	113	142
538	901	2,504	2,843

Other:
Alexander's corporate fee income	32.4%	1,626	1,667	1,626	1,667
India real estate ventures	4.1% to 36.5%	(137)	(767)	1,824	1,759
Downtown Crossing, Boston	n/a	-	(2,374)	-	(2,374)
LNR (1)	n/a	-	18,731	-	20,443
Lexington (2)	n/a	-	(979)	-	6,931
Other	Various	(2,195)	75	6,208	7,375
(706)	16,353	9,658	35,801

$132	$20,766	$55,062	$70,782

(1)	On April 19, 2013, LNR was sold for $1.053 billion.

(2)

In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale. The 2013 amount represents our share of Lexington's 2012 fourth quarter earnings which was recorded on a one-quarter lag basis.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	19,841	16,396	16,213	-	183	-
Retail	2,379	2,164	-	2,164	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,655 units)	1,523	762	-	-	-	762
	27,321	21,428	16,500	2,583	183	2,162

Washington, DC:
Office, excluding the Skyline Properties	13,406	11,035	10,218	817	-	-
Skyline Properties	2,652	2,652	2,613	39	-	-
Total Office	16,058	13,687	12,831	856	-	-
Residential (2,414 units)	2,597	2,454	-	-	-	2,454
Other	379	379	-	9	-	370
	19,034	16,520	12,831	865	-	2,824

Retail Properties:
Strip Shopping Centers	14,519	14,140	-	14,140	-	-
Regional Malls	4,134	2,646	-	2,646	-	-
	18,653	16,786	-	16,786	-	-

Other:
Merchandise Mart	3,578	3,569	1,628	99	1,842	-
555 California Street (70% interest)	1,795	1,257	1,164	93	-	-
Primarily Warehouses	971	971	-	-	-	971
	6,344	5,797	2,792	192	1,842	971

Total square feet at March 31, 2014	71,352	60,531	32,123	20,426	2,025	5,957

Total square feet at December 31, 2013	71,709	60,825	32,193	20,533	2,150	5,949

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,668	10	4,909
Washington, DC		8,935	56	29,611
Merchandise Mart		558	4	1,681
555 California Street		168	1	453
Total at March 31, 2014		11,329	71	36,654

				Building Owned
Number of Toys stores (not included above):		Total	Owned	on Leased Ground	Leased
Domestic		873	283	219	371
International		704	78	26	600
Total Owned and Leased		1,577	361	245	971
Franchised Stores		185
Total at March 31, 2014		1,762

TOP 30 TENANTS
(unaudited)

		2014
		Annualized	% of 2014
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,221,675	$148,479	5.6%
Bank of America	789,763	44,638	1.7%
Draftfcb	744,174	40,686	1.5%
AXA Equitable Life Insurance	423,174	37,235	1.4%
Limited Brands	516,848	37,213	1.4%
Macy's	942,678	36,936	1.4%
McGraw-Hill Companies, Inc.	479,557	26,873	1.0%
Ziff Brothers Investments, Inc.	287,030	25,891	1.0%
New York Stock Exchange	381,425	24,137	0.9%
J. Crew	396,215	24,070	0.9%
Hennes & Mauritz	110,646	24,063	0.9%
Madison Square Garden	383,037	22,105	0.8%
Motorola Mobility (owned by Google)	607,872	20,065	0.8%
Sears Holding Company (Kmart Corporation and Sears Corporation)	923,560	19,879	0.8%
Forever 21	125,279	19,533	0.7%
The Home Depot	993,541	19,386	0.7%
Fast Retailing (Uniqlo)	90,732	19,354	0.7%
AOL	230,365	19,155	0.7%
Rainbow Media Holdings	277,530	17,882	0.7%
Family Health International	398,701	17,818	0.7%
Wal-Mart	1,438,730	16,973	0.6%
Hollister	21,741	16,972	0.6%
JCPenney	530,370	16,148	0.6%
Bryan Cave LLP	213,946	15,825	0.6%
Lockheed Martin	331,857	14,743	0.6%
Morrison & Foerster LLP	167,004	14,426	0.5%
Cushman & Wakefield	166,287	13,734	0.5%
Lowe's	976,415	12,808	0.5%
Best Buy	529,812	12,668	0.5%
The TJX Companies, Inc.	592,231	12,083	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	19,000	$758,000	$39.89	0.1%

	Second Quarter 2014	200,000	13,653,000	68.27	1.5%
	Third Quarter 2014	172,000	12,849,000	74.70	1.3%
	Fourth Quarter 2014	216,000	14,978,000	69.34	1.6%
	Total 2014	588,000	41,480,000	70.54	4.4%
	First Quarter 2015	88,000	4,522,000	51.39	0.5%
	Remaining 2015	1,175,000	70,214,000	59.76	7.4%
	2016	1,375,000	83,711,000	60.88	8.8%
	2017	1,183,000	70,554,000	59.64	7.4%
	2018	1,009,000	72,685,000	72.04	7.6%
	2019	1,003,000	63,101,000	62.91	6.7%
	2020	1,291,000	75,445,000	58.44	8.1%
	2021	1,142,000	71,120,000	62.28	7.5%
	2022	1,197,000	74,960,000	62.62	8.1%
	2023	1,575,000	107,223,000	68.08	11.5%

Retail:	Month to Month	41,000	$8,608,000	$209.95	4.4%

	Second Quarter 2014	33,000	2,883,000	87.36	1.5%
	Third Quarter 2014	4,000	455,000	113.75	0.2%
	Fourth Quarter 2014	3,000	593,000	197.67	0.3%
	Total 2014	40,000	3,931,000	98.28	2.0%
	First Quarter 2015	94,000	25,904,000	275.57	13.2%
	Remaining 2015	43,000	5,619,000	130.67	2.9%
	2016	222,000	21,201,000	95.50	10.8%
	2017	20,000	1,964,000	98.20	1.0%
	2018	213,000	41,695,000	195.75	21.3%
	2019	103,000	24,317,000	236.09	12.4%
	2020	106,000	11,881,000	112.08	6.1%
	2021	179,000	13,243,000	73.98	6.8%
	2022	23,000	3,605,000	156.74	1.8%
	2023	93,000	18,805,000	202.20	9.6%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	205,000	$8,149,000	$39.68	1.9%

	Second Quarter 2014	173,000	7,425,000	42.74	1.7%
	Third Quarter 2014	538,000	18,963,000	35.26	4.3%
	Fourth Quarter 2014	211,000	9,004,000	42.71	2.1%
	Total 2014	922,000	35,392,000	38.37	8.1%
	First Quarter 2015	571,000	25,241,000	44.18	5.8%
	Remaining 2015	1,168,000	47,218,000	40.41	10.8%
	2016	1,190,000	51,314,000	43.12	11.7%
	2017	666,000	26,772,000	40.18	6.1%
	2018	1,022,000	44,217,000	43.28	10.1%
	2019	1,314,000	55,496,000	42.23	12.7%
	2020	631,000	32,480,000	51.46	7.4%
	2021	551,000	24,964,000	45.28	5.7%
	2022	866,000	38,218,000	44.15	8.7%
	2023	178,000	7,921,000	44.46	1.8%

LEASE EXPIRATIONS
RETAIL PROPERTIES SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Strip Shopping Centers:	Month to Month	30,000	$808,000	$27.26	0.4%

	Second Quarter 2014	120,000	2,594,000	21.66	1.4%
	Third Quarter 2014	51,000	1,418,000	27.75	0.8%
	Fourth Quarter 2014	254,000	3,883,000	15.29	2.1%
	Total 2014	425,000	7,895,000	18.59	4.3%
	First Quarter 2015	208,000	3,804,000	18.25	2.1%
	Remaining 2015	258,000	5,486,000	21.30	3.0%
	2016	795,000	11,931,000	15.00	6.5%
	2017	513,000	7,771,000	15.14	4.2%
	2018	1,589,000	21,696,000	13.66	11.8%
	2019	1,370,000	19,332,000	14.11	10.5%
	2020	997,000	12,976,000	13.02	7.0%
	2021	595,000	8,891,000	14.93	4.8%
	2022	996,000	12,363,000	12.41	6.7%
	2023	1,168,000	18,825,000	16.12	10.2%

Regional Malls:	Month to Month	2,000	$79,000	$50.77	0.2%

	Second Quarter 2014	21,000	1,073,000	50.66	2.1%
	Third Quarter 2014	2,000	109,000	56.93	0.2%
	Fourth Quarter 2014	79,000	2,016,000	25.47	4.0%
	Total 2014	102,000	3,198,000	31.28	6.3%
	First Quarter 2015	33,000	1,635,000	49.47	3.2%
	Remaining 2015	65,000	2,358,000	36.28	4.6%
	2016	88,000	3,825,000	43.40	7.5%
	2017	41,000	2,491,000	60.25	4.9%
	2018	70,000	3,602,000	51.57	7.1%
	2019	119,000	4,791,000	40.14	9.4%
	2020	96,000	4,126,000	42.91	8.1%
	2021	384,000	4,386,000	11.43	8.6%
	2022	37,000	1,356,000	36.89	2.7%
	2023	37,000	1,446,000	39.32	2.8%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York		Washington, DC		Retail Properties
(square feet in thousands)	Office	Retail	Office		Strips	Malls

Quarter Ended March 31, 2014
Total square feet leased	947	11	357	(3)	233	25
Our share of square feet leased:	806	11	342	(3)	233	21
Initial rent (1)	$62.39	$121.16	$42.49		$18.15	$33.18
Weighted average lease term (years)	10.7	14.9	8.7		6.1	5.7
Second generation relet space:
Square feet	565	10	211		207	6
Cash basis:
Initial rent (1)	$65.33	$120.47	$41.97		$18.46	$46.67
Prior escalated rent	$56.91	$83.46	$43.30		$17.91	$44.34
Percentage increase (decrease)	14.8%	44.3%	(3.1%)		3.1%	5.3%
GAAP basis:
Straight-line rent (2)	$63.23	$130.67	$39.83		$18.94	$50.18
Prior straight-line rent	$53.49	$122.17	$38.33		$17.32	$43.74
Percentage increase	18.2%	7.0%	3.9%		9.4%	14.7%
Tenant improvements and leasing commissions:
Per square foot	$67.53	$-	$45.48		$2.77	$12.48
Per square foot per annum	$6.31	$-	$5.23		$0.45	$2.19
Percentage of initial rent	10.1%	-	12.3%		2.5%	6.6%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.
(3)

Excludes (i) 165 square feet leased to WeWork for a 20-year term at an initial rent of $24.77 per square foot, that will be redeveloped into rental residential apartments. The incremental redevelopment cost is approximately $40,000 and the project is expected to be completed in the second half of 2015, and (ii) 8 square feet of retail space that was leased at an initial rent of $40.74 per square foot.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC(1)	Retail Properties

Occupancy rate at:
	March 31, 2014			97.0%	83.3%	94.2%
	December 31, 2013			96.8%	83.4%	94.6%
	March 31, 2013			96.1%	83.8%	94.3%

GAAP basis same store EBITDA % increase (decrease):
	Three months ended March 31, 2014 vs. March 31, 2013			6.2%(2)	(2.5%)	2.2%
	Three months ended March 31, 2014 vs. December 31, 2013			(4.1%)(3)	0.1%	0.2%

Cash basis same store EBITDA % increase (decrease):
	Three months ended March 31, 2014 vs. March 31, 2013			10.1%(2)	0.5%	2.4%
	Three months ended March 31, 2014 vs. December 31, 2013			(2.7%)(3)	0.9%	1.3%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	March 31, 2014	80.5%
	December 31, 2013	80.7%
	March 31, 2013	80.9%

(2)	Excluding the Hotel Pennsylvania, same store EBITDA increased by 6.7% and 10.7% on a GAAP basis and cash basis, respectively.

(3)	Excluding the Hotel Pennsylvania, same store EBITDA increased by 1.1% and 3.4% on a GAAP basis and cash basis, respectively.

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	March 31, 2014	1,655	96.2%	$2,858
	December 31, 2013	1,655	94.8%	$2,864
	March 31, 2013	1,655	96.8%	$2,659

	Washington, DC:
	March 31, 2014	2,414	96.8%	$2,063
	December 31, 2013	2,405	96.3%	$2,083
	March 31, 2013	2,414	97.7%	$2,119

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Three Months Ended	Year Ended
Capital expenditures (accrual basis):	March 31, 2014	2013	2012
Expenditures to maintain assets	$12,208	$73,130	$69,912
Tenant improvements	57,964	152,319	177,743
Leasing commissions	18,095	56,638	57,961
Non-recurring capital expenditures	84	12,099	6,902
Total capital expenditures and leasing commissions (accrual basis)	88,351	294,186	312,518
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	40,186	155,035	105,350
Expenditures to be made in future periods for the current period	(56,023)	(150,067)	(170,744)
Total capital expenditures and leasing commissions (cash basis)	$72,514	$299,154	$247,124

Our share of square feet leased	1,413	5,525	5,217
Tenant improvements and leasing commissions per square foot per annum	$5.33	$4.33	$4.16
Percentage of initial rent	10.6%	9.5%	9.6%

Development and redevelopment expenditures:
Springfield Town Center	$25,172	$68,716	$18,278
Marriott Marquis Times Square - retail and signage	12,822	40,356	9,092
330 West 34th Street	9,541	6,832	8
220 Central Park South	9,034	243,687	12,191
608 Fifth Avenue	7,248	3,492	-
Metropolitan Park 4 & 5	4,517	6,289	3,008
7 West 34th Street	3,044	-	-
Wayne Towne Center	2,419	4,927	3,452
Other	16,856	95,118	110,844
	$90,653	$469,417	$156,873

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended
Capital expenditures (accrual basis):	March 31, 2014	2013	2012
Expenditures to maintain assets	$8,931	$34,553	$27,434
Tenant improvements	40,311	87,275	71,572
Leasing commissions	14,018	39,348	27,573
Non-recurring capital expenditures	84	11,579	5,822
Total capital expenditures and leasing commissions (accrual basis)	63,344	172,755	132,401
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	18,716	56,345	41,975
Expenditures to be made in future periods for the current period	(40,184)	(91,107)	(76,283)
Total capital expenditures and leasing commissions (cash basis)	$41,876	$137,993	$98,093

Our share of square feet leased	817	2,145	1,939
Tenant improvements and leasing commissions per square foot per annum	$6.19	$5.89	$5.48
Percentage of initial rent	9.8%	8.1%	8.8%

Development and redevelopment expenditures:
Marriott Marquis Times Square - retail and signage	$12,822	$40,356	$9,092
330 West 34th Street	9,541	6,832	8
608 Fifth Avenue	7,248	3,492	-
7 West 34th Street	3,044	-	-
Other	6,526	35,305	42,460
	$39,181	$85,985	$51,560

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended
Capital expenditures (accrual basis):	March 31, 2014	2013	2012
Expenditures to maintain assets	$1,521	$22,165	$20,582
Tenant improvements	11,680	39,156	50,384
Leasing commissions	2,322	9,551	13,151
Non-recurring capital expenditures	-	-	-
Total capital expenditures and leasing commissions (accrual basis)	15,523	70,872	84,117
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	12,186	26,075	24,370
Expenditures to be made in future periods for the current period	(12,807)	(36,702)	(43,600)
Total capital expenditures and leasing commissions (cash basis)	$14,902	$60,245	$64,887

Our share of square feet leased	342	1,392	1,901
Tenant improvements and leasing commissions per square foot per annum	$5.23	$4.75	$4.86
Percentage of initial rent	12.3%	11.9%	12.0%

Development and redevelopment expenditures:
Metropolitan Park 4 & 5	$4,517	$6,289	$3,008
Other	7,068	35,412	36,326
	$11,585	$41,701	$39,334

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

RETAIL PROPERTIES SEGMENT
(unaudited and in thousands)
	Three Months Ended	Year Ended
Capital expenditures (accrual basis):	March 31, 2014	2013	2012
Expenditures to maintain assets	$88	$5,664	$4,676
Tenant improvements	815	12,431	9,052
Leasing commissions	95	2,113	2,368
Non-recurring capital expenditures	-	-	-
Total capital expenditures and leasing commissions (accrual basis)	998	20,208	16,096
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	2,566	5,562	10,353
Expenditures to be made in future periods for the current period	(910)	(14,011)	(7,754)
Total capital expenditures and leasing commissions (cash basis)	$2,654	$11,759	$18,695

Our share of square feet leased	254	1,988	1,377
Tenant improvements and leasing commissions per square foot per annum	$0.59	$1.33	$1.04
Percentage of initial rent	3.0%	6.6%	5.2%

Development and redevelopment expenditures:
Springfield Town Center	$25,172	$68,716	$18,278
Wayne Towne Center	2,419	4,927	3,452
Other	2,303	20,283	31,816
	$29,894	$93,926	$53,546

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Three Months Ended		Year Ended
Capital expenditures (accrual basis):	March 31, 2014		2013		2012
Expenditures to maintain assets	$1,668		$10,748		$17,220
Tenant improvements	5,158		13,457		46,735
Leasing commissions	1,660		5,626		14,869
Non-recurring capital expenditures	-		520		1,080
Total capital expenditures and leasing commissions (accrual basis)	8,486		30,351		79,904
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	6,718		67,053		28,652
Expenditures to be made in future periods for the current period	(2,122)		(8,247)		(43,107)
Total capital expenditures and leasing commissions (cash basis)	$13,082	(1)	$89,157	(1)	$65,449	(1)

Development and redevelopment expenditures:
220 Central Park South	$9,034		$243,687		$12,191
Other	959		4,118		242
	$9,993		$247,805		$12,433

(1)

Includes tenant improvements and leasing commissions aggregating $4,462 in the three months ended March 31, 2014, and $61,895 and $24,354 in the years ended December 31, 2013 and 2012, respectively, in connection with the 608,000 square foot Motorola Mobility lease at the Merchandise Mart.

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Square Feet
			At March 31, 2014
Development Projects			Total		Development Costs Expended	Land and Acquisition Costs
New York:
1535 Broadway - Marriott Marquis - Retail & Signage	103,000		$307,708		$67,708	$240,000
220 Central Park South - Residential Condominiums	472,000	(1)	510,027		58,137	451,890
Other			103,438		103,438	-
Total New York			921,173		229,283	691,890

Washington, DC:
Metropolitan Park 4 & 5 - Residential Rental / Retail	618,000		54,535		14,535	40,000
Other			75,032		75,032	-
Total Washington, DC			129,567		89,567	40,000

Retail Properties:
Springfield Town Center	690,000		337,252	(2)	97,252	240,000
Other			20,725		20,725	-
Total Retail Properties			357,977		117,977	240,000

Other Projects			1,748		1,748	-

Total Amount on the Balance Sheet			$1,410,465		$438,575	$971,890

	Square Feet		Total

Undeveloped Land

Washington, DC:
1851 South Bell Street - Office	748,000		$33,732
Metropolitan Park 6, 7 & 8:
Retail	23,818
Residential (1,403 Units)			82,898
PenPlace:
Office	553,000
Hotel (300 Units)			46,866
Square 649 - Office	675,000		11,597
Total			$175,093

(1) Zoning square feet.
(2)	Net of $20,000 non-cash impairment loss booked in the quarter ended March 31, 2014.

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	95.6%	$55.74	2,240,000	2,240,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.4%	117.56	269,000	269,000	-		Bank of America, Kmart Corporation
	100.0%	95.9%	62.37	2,509,000	2,509,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	96.8%	52.89	1,572,000	1,572,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	43.7%	157.19	47,000	47,000	-		Chase Manhattan Bank
	100.0%	95.3%	55.92	1,619,000	1,619,000	-	425,000

Eleven Penn Plaza
-Office	100.0%	99.5%	56.18	1,131,000	1,131,000	-		Macy's, Madison Square Garden, Rainbow Media Holdings
-Retail	100.0%	74.4%	189.32	17,000	17,000	-		PNC Bank National Association
	100.0%	99.1%	58.15	1,148,000	1,148,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.7%	53.34	848,000	848,000	-	223,242	Draftfcb, Rocket Fuel

Manhattan Mall
-Retail	100.0%	96.1%	118.56	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express, Victoria's Secret

330 West 34th Street
(ground leased through 2148 - 34.8%
ownership interest in the land)
-Office	100.0%	-	-	622,000	-	622,000		New York & Co. (lease not commenced)
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	-	-	635,000	-	635,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	244.24	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	38.71	417,000	113,000	304,000
-Retail	100.0%	100.0%	225.20	23,000	23,000	-		Express
	100.0%	100.0%	70.25	440,000	136,000	304,000	-

484 Eighth Avenue
-Retail	100.0%	80.6%	70.09	16,000	16,000	-	-	T.G.I. Friday's

431 Seventh Avenue
-Retail	100.0%	100.0%	217.74	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	71.17	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	333.93	6,000	6,000	-	-

Total Penn Plaza				7,536,000	6,597,000	939,000	1,348,150

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										CMGRP Inc., Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$55.56	(2)	1,343,000	1,343,000	-	$193,762	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	95.6%	60.94		539,000	539,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	170.01		2,000	2,000	-
		100.0%	95.6%	61.34		541,000	541,000	-	-

715 Lexington
(ground leased through 2041)
	-Retail	100.0%	100.0%	228.64		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	70.18		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	233.22		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,920,000	1,920,000	-	193,762

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										Soros Fund, TPG-Axon Capital,
	-Office	100.0%	94.1%	82.50		862,000	862,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	101.02		15,000	15,000	-		Redeye Grill L.P.
		100.0%	94.2%	82.82		877,000	877,000	-	318,554

1740 Broadway
	-Office	100.0%	100.0%	66.43		582,000	582,000	-		Davis & Gilbert, Limited Brands
	-Retail	100.0%	100.0%	102.40		19,000	19,000	-		Brasserie Cognac, Citibank
		100.0%	100.0%	67.56		601,000	601,000	-	-

57th Street - 5 buildings
	-Office	50.0%	93.1%	53.65		135,000	135,000	-		Various
	-Retail	50.0%	79.8%	57.21		53,000	53,000	-
		50.0%	89.4%	54.65		188,000	188,000	-	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	45.44		165,000	165,000	-	18,834	Young & Rubicam
	-Retail	100.0%	100.0%	238.97		4,000	4,000	-		Lindy's
			100.0%	50.02		169,000	169,000	-

Total Midtown West						1,835,000	1,835,000	-	357,388

Park Avenue:
280 Park Avenue										Cohen & Steers Inc., Credit Suisse (USA) Inc.,
	-Office	49.5%	100.0%	91.83		1,218,000	729,000	489,000		Investcorp International Inc.
	-Retail	49.5%	100.0%	216.21		18,000	4,000	14,000		Scottrade Inc.
		49.5%	100.0%	93.64		1,236,000	733,000	503,000	735,082

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	99.0%	87.92		552,000	552,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	190.34		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	99.0%	90.98		569,000	569,000	-	299,095

Total Park Avenue						1,805,000	1,302,000	503,000	1,034,177

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	97.0%	$68.12	903,000		903,000	-		Capital One, First Manhattan Consulting
-Retail	100.0%	100.0%	88.11	26,000		26,000	-		Citibank
	100.0%	97.1%	68.68	929,000		929,000	-	$-

330 Madison Avenue									GPFT Holdco LLC, HSBC Bank AFS, Jones Lang LaSalle Inc.,
-Office	25.0%	93.4%	66.48	801,000		801,000	-		Wells Fargo
-Retail	25.0%	100.0%	287.37	32,000		32,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	93.7%	74.96	833,000		833,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	135.50	64,000		64,000	-	30,602	Joe Fresh

Total Grand Central				1,826,000		1,826,000	-	180,602

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Janus Capital Group Inc., Citibank,
									GSL Enterprises Inc., Scout Capital Management,
-Office	100.0%	95.1%	76.99	262,000		262,000	-		Legg Mason Investment Counsel
-Retail	100.0%	100.0%	259.51	62,000		62,000	-		Citibank, Hennes & Mauritz
	100.0%	96.0%	111.91	324,000		324,000	-	-

666 Fifth Avenue									Citibank, Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	89.3%	73.86	1,372,000		1,372,000	-	1,183,079	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	88.2%	169.67	46,000		46,000	-	-	HSBC Bank USA
-Retail (Retail Condo)	100.0%	100.0%	355.20	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		90.1%	97.67	1,532,000		1,532,000	-	1,573,079

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	100.0%	70.35	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	478.76	30,000		30,000	-		Coach, Prada
	100.0%	100.0%	108.40	322,000		322,000	-	-

650 Madison Avenue
-Office	20.1%	91.8%	99.67	524,000		524,000	-		Polo Ralph Lauren
-Retail	20.1%	100.0%	261.96	71,000		71,000	-		Crate & Barrel
	20.1%	92.8%	119.04	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	70.33	82,000		82,000	-		Yamaha Artist Services Inc.
-Retail	100.0%	100.0%	712.41	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	180.59	99,000		99,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	154.03	57,000		57,000	-	-	Ferragamo

Total Madison/Fifth				2,929,000		2,929,000	-	2,373,079

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$58.03	960,000	960,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	53.53	166,000	166,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	57.36	1,126,000	1,126,000	-	$353,000

One Park Avenue								Coty Inc., New York University,
-Office	30.3%	96.4%	44.85	864,000	864,000	-		Public Service Mutual Insurance
-Retail	30.3%	100.0%	64.02	79,000	79,000	-		Bank of Baroda, Citibank, Equinox,
								Men's Wearhouse (lease not commenced)
	30.3%	96.7%	46.45	943,000	943,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	84.79	206,000	206,000	-	120,000	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	83.64	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,310,000	2,310,000	-	723,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Morrison & Foerster LLP,
								Hachette Book Group Inc., Bryan Cave LLP,
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	94.5%	72.21	2,042,000	2,042,000	-		Cella, Harper & Scinto, Columbia University, SSB Realty LLC
-Retail	70.0%	100.0%	140.94	66,000	66,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	94.7%	74.36	2,108,000	2,108,000	-	950,000

608 Fifth Avenue (ground leased through 2026)
-Office	100.0%	85.9%	53.21	83,000	83,000	-
-Retail	100.0%	100.0%	365.75	44,000	44,000	-		Topshop (lease not commenced)
	100.0%	90.8%	161.49	127,000	127,000	-	-

Total Rockefeller Center				2,235,000	2,235,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.0%	56.43	472,000	472,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	36.52	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	93.60	5,000	5,000	-		TD Bank
	100.0%	99.0%	37.67	249,000	249,000	-	-

Total Wall Street/Downtown				721,000	721,000	-	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	202.31	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	-	-	64,000	-	64,000	-

Total Times Square				224,000	160,000	64,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$133.67	85,000	85,000	-	$-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	123.30	16,000	16,000	-	-	Necessary Clothing

334 Canal Street
-Retail	100.0%	-	-	15,000	-	15,000	-

155 Spring Street
-Retail	100.0%	100.0%	92.36	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	104.23	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	225.56	7,000	7,000	-	-	Sandro

Total Soho				179,000	164,000	15,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	563.89	18,000	18,000	-	80,000	Gucci, Chloe, Cartier

677-679 Madison Avenue
-Retail	100.0%	100.0%	440.60	8,000	8,000	-	-	Anne Fontaine

40 East 66th Street
-Retail	100.0%	100.0%	768.78	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	100.0%	164.55	22,000	11,000	11,000	-	Nike, Carlo Pazolini

Total Upper East Side				59,000	48,000	11,000	80,000

New Jersey:
Paramus
-Office	100.0%	97.6%	22.29	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	61.52	44,000	44,000	-	-	Nike, Barneys

New York Office:

Total		96.4%	$64.13	21,256,000	19,841,000	1,415,000	$6,419,798

Vornado's Ownership Interest		96.9%	$62.64	17,563,000	16,396,000	1,167,000	$4,486,585

New York Retail:

Total		97.2%	$163.51	2,496,000	2,379,000	117,000	$820,360

Vornado's Ownership Interest		97.1%	$163.35	2,274,000	2,164,000	110,000	$820,360

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$96.03	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	170.27	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	107.25	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	97.8%	40.22	609,000	609,000	-	268,776	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	15.74	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	250,000	-	250,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.4%	70.56	2,428,000	2,178,000	250,000	1,035,022

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (327 units)	49.9%	94.8%	-	283,000	283,000	-	45,825

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	96.5%	-	1,190,000	1,190,000	-
-Retail	50.1%	100.0%	72.05	50,000	50,000	-
				1,240,000	1,240,000	-	550,000

Total Residential		96.2%		1,523,000	1,523,000	-	595,825

Total New York		96.7%	$74.67	29,103,000	27,321,000	1,782,000	$8,871,005

Vornado's Ownership Interest		97.0%	$74.38	22,787,000	21,428,000	1,359,000	$5,940,708

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $9.81 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	86.1%	$43.87	2,317,000	2,317,000	-	$226,335	General Services Administration, Lockheed Martin,
								Conservation International, Smithsonian Institution,
								Natl. Consumer Coop. Bank, Council on Foundations,
								Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
								Food Marketing Institute, DRS Technologies

S. Clark Street / 12th Street - 5 buildings	100.0%	71.8%	42.92	1,528,000	1,528,000	-	60,365	General Services Administration,
								SAIC, Inc., Boeing, L-3 Communications,
								The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	76.0%	41.46	1,486,000	1,486,000	-	112,231	General Services Administration,
241-251 18th Street - 4 buildings								Alion Science & Technologies, Booz Allen,
								Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	95.4%	39.40	869,000	506,000	363,000	-	General Services Administration,
- 3 buildings								Lockheed Martin

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.90	529,000	529,000	-	-	General Services Administration,
								Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	309,000	-	309,000	-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	65.7%	36.05	162,000	162,000	-	-	Institute for the Psychology Sciences, VT Aepco, Inc.,
								National Crime Prevention

Crystal City Shops at 2100	100.0%	99.0%	22.73	80,000	80,000	-	-	Various

Crystal Drive Retail	100.0%	100.0%	44.43	57,000	57,000	-	-	Various

Total Crystal City	100.0%	82.2%	41.32	7,337,000	6,665,000	672,000	398,931

Central Business District:
Universal Buildings	100.0%	96.5%	44.56	678,000	678,000	-	-	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	75.5%	69.13	614,000	614,000	-	292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW								Facebook, Live Nation

2101 L Street, NW	100.0%	99.0%	64.70	380,000	380,000	-	150,000	Greenberg Traurig, LLP, US Green Building Council,
								American Insurance Association, RTKL Associates,
								Cassidy & Turley

1750 Pennsylvania Avenue, NW	100.0%	88.2%	47.26	278,000	278,000	-	-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	90.1%	45.56	241,000	241,000	-	28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	96.7%	66.79	231,000	231,000	-	115,022	Paul, Hastings, Janofsky & Walker LLP,
								Millennium Challenge Corporation

1101 17th Street, NW	55.0%	88.1%	47.14	213,000	213,000	-	31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	89.9%	46.44	202,000	202,000	-	14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		97.8%	$41.73	91,000	91,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	1,058,000	-	1,058,000	*	-

1501 K Street, NW	5.0%		97.9%	68.47	380,000	380,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		93.0%	73.98	128,000	128,000	-		-	Bloomberg

Total Central Business District			91.8%	54.50	4,494,000	3,436,000	1,058,000		632,303

Skyline Properties:
Skyline Place - 7 buildings	100.0%		48.6%	32.94	2,134,000	2,134,000	-		562,202	General Services Administration, SAIC, Inc., Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.17	518,000	518,000	-		139,386	General Services Administration

Total Skyline Properties	100.0%		58.7%	33.02	2,652,000	2,652,000	-		701,588

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		95.2%	43.21	638,000	638,000	-		39,748	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		80.4%	38.74	734,000	501,000	233,000		32,761	General Services Administration, Corporate Executive Board

Total Rosslyn / Ballston			91.3%	42.12	1,372,000	1,139,000	233,000		72,509

Reston:
Commerce Executive - 3 buildings	100.0%	`	86.6%	31.58	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America

Rockville/Bethesda:
Democracy Plaza One	100.0%		89.4%	31.97	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		87.6%	40.28	558,000	558,000	-		68,982	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		98.2%	42.33	822,000	822,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	41.18	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			98.5%	42.13	992,000	992,000	-		450,000

Total Washington, DC office properties			82.0%	$43.52	18,040,000	16,058,000	1,982,000		$2,324,313

Vornado's Ownership Interest			80.5%	$42.54	14,516,000	13,687,000	829,000		$1,690,966

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	96.9%	$-	1,802,000	1,802,000	-		$259,546

West End 25 (283 units)	100.0%	95.1%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	98.5%	-	269,000	269,000	-		72,346

Rosslyn Plaza - 2 buildings (196 units)	43.7%	94.9%	-	253,000	253,000	-		-

Total Residential		96.8%		2,597,000	2,597,000	-		433,563

Other:
Crystal City Hotel	100.0%	-	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	231,000	104,000	127,000	*	-

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		508,000	379,000	129,000		-

Total Washington, DC		84.4%	$43.52	21,145,000	19,034,000	2,111,000		$2,757,876

Vornado's Ownership Interest		83.3%	$42.54	17,479,000	16,520,000	959,000		$2,124,529

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES:
STRIP SHOPPING CENTERS:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$39.29	663,000	29,000	287,000	347,000		$-		JCPenney, Dick's Sporting Goods (lease not commenced),
(ground leased through 2064)											Costco (lease not commenced)

North Bergen (Tonnelle Avenue)	100.0%	98.9%	24.45	410,000	204,000	206,000	-		75,000		Wal-Mart, BJ's Wholesale Club

Totowa	100.0%	100.0%	19.28	271,000	177,000	94,000	-		24,581	(3)	The Home Depot, Bed Bath & Beyond, Marshalls

Bricktown	100.0%	94.7%	18.48	279,000	276,000	3,000	-		31,704	(3)	Kohl's , ShopRite, Marshalls

Union (Route 22 and Morris Avenue)	100.0%	99.4%	25.36	276,000	113,000	163,000	-		32,084	(3)	Lowe's, Toys "R" Us

Hackensack	100.0%	75.4%	23.44	275,000	269,000	6,000	-		40,242	(3)	The Home Depot

Bergen Town Center - East, Paramus	100.0%	93.6%	36.42	211,000	44,000	167,000	-		-		Lowe's, REI

East Hanover (240 Route 10 West)	100.0%	95.9%	18.65	267,000	261,000	6,000	-		28,279	(3)	The Home Depot, Dick's Sporting Goods, Marshalls

Cherry Hill	100.0%	96.7%	13.60	263,000	70,000	193,000	-		13,759	(3)	Wal-Mart, Toys "R" Us

Jersey City	100.0%	100.0%	21.79	236,000	66,000	170,000	-		20,121	(3)	Lowe's, P.C. Richard & Son

East Brunswick (325 - 333 Route 18 South)	100.0%	100.0%	16.67	232,000	222,000	10,000	-		24,689	(3)	Kohl's, Dick's Sporting Goods, P.C. Richard & Son,
											T.J. Maxx

Union (2445 Springfield Avenue)	100.0%	100.0%	17.85	232,000	232,000	-	-		28,279	(3)	The Home Depot

Middletown	100.0%	94.9%	14.75	231,000	179,000	52,000	-		17,239	(3)	Kohl's, Stop & Shop

Woodbridge	100.0%	84.1%	22.35	226,000	86,000	140,000	-		20,502	(3)	Wal-Mart

North Plainfield	100.0%	85.0%	17.75	212,000	60,000	152,000	-		-		Costco
(ground leased through 2060)

Marlton	100.0%	100.0%	13.94	213,000	209,000	4,000	-		17,130	(3)	Kohl's (4), ShopRite, PetSmart

Manalapan	100.0%	99.3%	16.58	208,000	206,000	2,000	-		20,883	(3)	Best Buy, Bed Bath & Beyond, Babies "R" Us

East Rutherford	100.0%	100.0%	34.34	197,000	42,000	155,000	-		13,487	(3)	Lowe's

East Brunswick (339-341 Route 18 South)	100.0%	100.0%	-	196,000	33,000	163,000	-		11,692	(3)	Lowe's, LA Fitness (lease not commenced)

Garfield	100.0%	100.0%	21.47	195,000	46,000	149,000	-		-		Wal-Mart, Marshalls

Bordentown	100.0%	80.4%	7.25	179,000	83,000	-	96,000	*	-		ShopRite

Morris Plains	100.0%	95.9%	20.71	177,000	176,000	1,000	-		21,209	(3)	Kohl's, ShopRite

Dover	100.0%	96.3%	12.02	173,000	167,000	6,000	-		13,052	(3)	ShopRite, T.J. Maxx

Delran	100.0%	7.2%	-	171,000	40,000	3,000	128,000	*	-

Lodi (Route 17 North)	100.0%	100.0%	11.92	171,000	171,000	-	-		11,257	(3)	National Wholesale Liquidators

Watchung	100.0%	96.6%	25.40	170,000	54,000	116,000	-		14,955	(3)	BJ's Wholesale Club

Lawnside	100.0%	100.0%	14.11	145,000	142,000	3,000	-		10,604	(3)	The Home Depot, PetSmart

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Hazlet	100.0%	100.0%	$2.64	123,000	123,000	-	-	$-		Stop & Shop

Kearny	100.0%	43.5%	16.11	104,000	91,000	13,000	-	-		Marshalls

Turnersville	100.0%	100.0%	6.40	96,000	89,000	7,000	-	-		Haynes Furniture

Lodi (Washington Street)	100.0%	94.1%	19.99	85,000	85,000	-	-	-		Blink Fitness, Aldi

Carlstadt (ground leased through 2050)	100.0%	95.2%	21.69	78,000	78,000	-	-	-		Stop & Shop

East Hanover (200 Route 10 West)	100.0%	53.8%	24.37	76,000	76,000	-	-	9,680	(3)

Paramus (ground leased through 2033)	100.0%	100.0%	42.23	63,000	63,000	-	-	-		24 Hour Fitness

North Bergen (Kennedy Boulevard)	100.0%	100.0%	26.76	62,000	6,000	56,000	-	5,058	(3)	Food Basics

South Plainfield (ground leased through 2039)	100.0%	85.9%	22.04	56,000	56,000	-	-	5,085	(3)	Staples

Englewood	100.0%	79.7%	25.13	41,000	41,000	-	-	11,715		New York Sports Club

Eatontown	100.0%	100.0%	28.09	30,000	30,000	-	-	-		Petco

East Hanover (280 Route 10 West)	100.0%	94.0%	32.00	26,000	26,000	-	-	4,514	(3)	REI

Montclair	100.0%	100.0%	23.34	18,000	18,000	-	-	2,610	(3)	Whole Foods Market

Total New Jersey				7,337,000	4,439,000	2,327,000	571,000	529,410

New York:
Poughkeepsie	100.0%	85.9%	8.95	517,000	517,000	-	-	-		Kmart, Burlington Coat Factory, ShopRite, Hobby Lobby,
										Christmas Tree Shops, Bob's Discount Furniture

Bronx (Bruckner Boulevard)	100.0%	91.3%	21.22	501,000	387,000	114,000	-	-		Kmart, Toys "R" Us, Key Food

Buffalo (Amherst)	100.0%	100.0%	8.94	311,000	242,000	69,000	-	-		BJ's Wholesale Club, T.J. Maxx, Toys "R" Us,
										LA Fitness (lease not commenced)

Huntington	100.0%	97.9%	14.80	209,000	209,000	-	-	16,532	(3)	Kmart, Marshalls, Old Navy, Petco

Rochester	100.0%	100.0%	-	205,000	-	205,000	-	4,351	(3)	Wal-Mart

Mt. Kisco	100.0%	100.0%	22.20	189,000	72,000	117,000	-	28,089		Target, A&P

Freeport (437 East Sunrise Highway)	100.0%	100.0%	18.61	173,000	173,000	-	-	21,209	(3)	The Home Depot, Staples

Rochester (Henrietta)	100.0%	96.2%	3.81	165,000	158,000	7,000	-	-		Kohl's, Ollie's Bargain Outlet
(ground leased through 2056)

Staten Island	100.0%	92.7%	22.71	165,000	165,000	-	-	17,000		Western Beef

Albany (Menands)	100.0%	74.0%	9.00	140,000	140,000	-	-	-		Bank of America

New Hyde Park (ground and building	100.0%	100.0%	18.73	101,000	101,000	-	-	-		Stop & Shop
leased through 2029)

Inwood	100.0%	76.9%	18.90	100,000	100,000	-	-	-		Stop & Shop

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
West Babylon	100.0%	82.1%	$17.39	79,000		79,000	-		-		$-		Best Market

Bronx (1750-1780 Gun Hill Road)	100.0%	90.7%	32.22	77,000		77,000	-		-		-		Aldi, Planet Fitness, T.G.I. Friday's

Queens	100.0%	100.0%	37.31	56,000		56,000	-		-		-		New York Sports Club, Devry

Commack	100.0%	100.0%	21.45	47,000		47,000	-		-		-		PetSmart
(ground and building leased through 2021)

Dewitt	100.0%	100.0%	20.46	46,000		46,000	-		-		-		Best Buy
(ground leased through 2041)

Freeport (240 West Sunrise Highway)	100.0%	100.0%	20.28	44,000		44,000	-		-		-		Bob's Discount Furniture
(ground and building leased through 2040)

Oceanside	100.0%	100.0%	27.83	16,000		16,000	-		-		-		Party City

Total New York				3,141,000		2,629,000	512,000		-		87,181

Pennsylvania:
Allentown	100.0%	90.3%	15.23	627,000	(5)	270,000	357,000	(5)	-		29,756	(3)	Wal-Mart (5), ShopRite, Burlington Coat Factory,
													T.J. Maxx, Dick's Sporting Goods

Wilkes-Barre	100.0%	83.2%	13.55	329,000	(5)	205,000	125,000	(5)	-		19,815		Target (5), Babies "R" Us, Ross Dress for Less

Lancaster	100.0%	82.1%	15.33	228,000		58,000	170,000		-		5,357	(3)	Lowe's

Bensalem	100.0%	98.9%	11.50	185,000		177,000	8,000		-		14,765	(3)	Kohl's, Ross Dress for Less, Staples

Broomall	100.0%	100.0%	11.09	169,000		147,000	22,000		-		10,604	(3)	Giant Food (4), A.C. Moore, PetSmart

Bethlehem	100.0%	95.3%	7.30	167,000		164,000	3,000		-		5,547	(3)	Giant Food, Petco

York	100.0%	100.0%	9.35	111,000		111,000	-		-		5,166	(3)	Ashley Furniture, Aldi

Glenolden	100.0%	100.0%	25.84	102,000		10,000	92,000		-		6,798	(3)	Wal-Mart

Wilkes-Barre	100.0%	100.0%	6.53	81,000		41,000	-		40,000	*	-		Ollie's Bargain Outlet
(ground and building leased through 2014)

Wyomissing	100.0%	93.2%	15.56	76,000		76,000	-		-		-		LA Fitness, PetSmart
(ground and building leased through 2065)

Springfield	100.0%	100.0%	20.90	41,000		41,000	-		-		-		PetSmart
(ground and building leased through 2025)

Total Pennsylvania				2,116,000		1,299,000	777,000		40,000		97,797

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
California:
Colton (1904 North Rancho Avenue)	100.0%	100.0%	$4.44	73,000	73,000	-	-	$-		Stater Brothers

San Francisco (2675 Geary Street)	100.0%	100.0%	50.34	55,000	55,000	-	-	-		Best Buy
(ground and building leased through 2043)

Signal Hill	100.0%	100.0%	24.08	45,000	45,000	-	-	-		Best Buy

Vallejo	100.0%	100.0%	17.51	45,000	45,000	-	-	-		Best Buy
(ground leased through 2043)

Riverside (5571 Mission Boulevard)	100.0%	100.0%	4.97	39,000	39,000	-	-	-		Stater Brothers

Walnut Creek (1149 South Main Street)	100.0%	100.0%	45.11	29,000	29,000	-	-	-		Barnes & Noble

Walnut Creek (Mt. Diablo)	95.0%	100.0%	70.00	7,000	7,000	-	-	-		Anthropologie

Total California				293,000	293,000	-	-	-

Massachusetts:
Chicopee	100.0%	100.0%	-	224,000	-	224,000	-	8,239	(3)	Wal-Mart

Springfield	100.0%	97.8%	16.39	182,000	33,000	149,000	-	5,683	(3)	Wal-Mart

Milford	100.0%	100.0%	8.01	83,000	83,000	-	-	-		Kohl's
(ground and building leased through 2019)

Cambridge	100.0%	100.0%	21.83	48,000	48,000	-	-	-		PetSmart
(ground and building leased through 2033)

Total Massachusetts				537,000	164,000	373,000	-	13,922

Maryland:
Baltimore (Towson)	100.0%	100.0%	16.28	155,000	155,000	-	-	15,499	(3)	Shoppers Food Warehouse, h.h.gregg, Staples,
										Home Goods, Golf Galaxy

Annapolis	100.0%	100.0%	8.99	128,000	128,000	-	-	-		The Home Depot
(ground and building leased through 2042)

Glen Burnie	100.0%	90.5%	11.67	121,000	65,000	56,000	-	-		Gavigan's Home Furnishings

Rockville	100.0%	100.0%	24.06	94,000	94,000	-	-	-		Regal Cinemas

Wheaton	100.0%	100.0%	14.94	66,000	66,000	-	-	-		Best Buy
(ground leased through 2060)

Total Maryland				564,000	508,000	56,000	-	15,499

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Connecticut:
Newington	100.0%	100.0%	$18.61	188,000	29,000	159,000	-	$11,148	(3)	Wal-Mart, Staples

Waterbury	100.0%	97.6%	15.19	148,000	143,000	5,000	-	13,867	(3)	ShopRite

Total Connecticut				336,000	172,000	164,000	-	25,015

Michigan:
Roseville	100.0%	100.0%	5.51	119,000	119,000	-	-	-		JCPenney

Battle Creek	100.0%	-	-	47,000	47,000	-	-	-

Midland (ground leased through 2043)	100.0%	83.6%	9.21	31,000	31,000	-	-	-		PetSmart

Total Michigan				197,000	197,000	-	-	-

Virginia:
Norfolk	100.0%	100.0%	6.44	114,000	114,000	-	-	-		BJ's Wholesale Club
(ground and building leased through 2069)

Tyson's Corner	100.0%	100.0%	39.13	38,000	38,000	-	-	-		Best Buy
(ground and building leased through 2035)

Total Virginia				152,000	152,000	-	-	-

Illinois:
Lansing	100.0%	100.0%	10.00	47,000	47,000	-	-	-		Forman Mills

Arlington Heights	100.0%	100.0%	9.00	46,000	46,000	-	-	-		Value City Furniture
(ground and building leased through 2043)

Chicago	100.0%	100.0%	12.03	41,000	41,000	-	-	-		Best Buy
(ground and building leased through 2051)

Total Illinois				134,000	134,000	-	-	-

Texas:
San Antonio	100.0%	100.0%	10.63	43,000	43,000	-	-	-		Best Buy
(ground and building leased through 2041)

Ohio:
Springdale	100.0%	-	-	47,000	47,000	-	-	-
(ground and building leased through 2046)

Tennessee:
Antioch	100.0%	100.0%	7.66	45,000	45,000	-	-	-		Best Buy

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants
RETAIL PROPERTIES (Continued):
South Carolina:
Charleston	100.0%	100.0%	$14.19	45,000	45,000	-	-	$-	Best Buy
(ground leased through 2063)

Wisconsin:
Fond Du Lac	100.0%	100.0%	7.83	43,000	43,000	-	-	-	PetSmart
(ground leased through 2073)

New Hampshire:
Salem	100.0%	100.0%	-	37,000	-	37,000	-	-	Babies "R" Us
(ground leased through 2102)

Kentucky:
Owensboro	100.0%	100.0%	7.66	32,000	32,000	-	-	-	Best Buy
(ground and building leased through 2046)

Iowa:
Dubuque	100.0%	100.0%	9.90	31,000	31,000	-	-	-	PetSmart
(ground leased through 2043)

Total Strip Shopping Centers		93.9%	$16.36	15,130,000	10,273,000	4,246,000	611,000	$768,824

Vornado's Ownership Interest		93.9%	$16.36	14,751,000	10,273,000	3,867,000	611,000	$768,824

REGIONAL MALLS:
Monmouth Mall, Eatontown, NJ	50.0%	93.9%	$35.39	(6)	1,463,000	(5)	851,000	612,000	(5)	-	$168,828	Macy's (5), JCPenney (5), Lord & Taylor, Boscov's,
												Loews Theatre, Barnes & Noble, Forever 21

Springfield Town Center, Springfield, VA	100.0%	100.0%	16.24	(6)	1,374,000	(5)	294,000	390,000	(5)	690,000	-	Macy's, JCPenney (5), Target (5)
												Dick's Sporting Goods (lease not commenced),
												Regal Cinema (lease not commenced),
												LA Fitness (lease not commenced),
												Hennes & Mauritz (lease not commenced),
												Forever 21 (lease not commenced)

Bergen Town Center - West, Paramus, NJ	100.0%	99.2%	42.56	(6)	951,000		920,000	31,000		-	300,000	Target, Century 21, Whole Foods Market, Marshalls,
												Nordstrom Rack, Saks Off 5th, Home Goods, Old Navy,
												Hennes & Mauritz, Neiman Marcus Last Call Studio,
												Bloomingdale's Outlet, Nike Factory Store, Blink Fitness

Montehiedra, Puerto Rico	100.0%	91.0%	37.57	(6)	542,000		542,000	-		-	120,000	The Home Depot, Kmart, Marshalls, Caribbean Theatres,
												Tiendas Capri, Nike Factory Store

Las Catalinas, Puerto Rico	100.0%	92.6%	58.03	(6)	494,000	(5)	355,000	139,000	(5)	-	-	Kmart, Sears (5)

Total Regional Malls		95.4%	$41.21		4,824,000		2,962,000	1,172,000		690,000	$588,828

Vornado's Ownership Interest		95.7%	$42.59		3,336,000		2,537,000	109,000		690,000	$504,414

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants

Total Retail Properties		94.2%		19,954,000	13,235,000	5,418,000	1,301,000	$1,357,652

Vornado's Ownership Interest		94.2%		18,087,000	12,810,000	3,976,000	1,301,000	$1,273,238

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2) Owned by tenant on land leased from the company.

(3) These encumbrances are cross-collateralized under a blanket mortgage in the amount of $617,206 as of March 31, 2014.

(4) The lease for these former Bradlees locations is guaranteed by Stop & Shop.

(5) Includes square footage of anchors who own the land and building.

(6) Weighted Average Annual Rent PSF shown is for mall tenants only.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%	96.2%	$58.48	1,503,000	1,503,000	-	$600,000	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Finanacial, Microsoft Corporation (lease not commenced)

315 Montgomery Street	70.0%	94.1%	43.39	228,000	228,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	100.0%	96.90	64,000	64,000	-	-	Bank of America

Total 555 California Street		96.1%	$58.14	1,795,000	1,795,000	-	$600,000

Vornado's Ownership Interest		96.1%	$58.14	1,257,000	1,257,000	-	$420,000

MERCHANDISE MART:
Illinois:
Merchandise Mart, Chicago	100.0%	95.6%	$34.56	3,559,000	3,559,000	-	$550,000	American Intercontinental University (AIU), Steelcase,
								Baker, Knapp & Tubbs, Motorola Mobility (owned by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Chicago Teachers Union, Publicis Groupe,
								Office of the Special Deputy Receiver, Holly Hunt Ltd.,
								Razorfish, TNDP, Merchandise Mart Headquarters,
								Chicago School of Professional Psychology

Other	50.0%	100.0%	30.45	19,000	19,000	-	23,161

Total Illinois		95.6%	34.53	3,578,000	3,578,000	-	573,161

Total Merchandise Mart		95.6%	$34.53	3,578,000	3,578,000	-	$573,161

Vornado's Ownership Interest		95.6%	$34.53	3,569,000	3,569,000	-	$561,580

WAREHOUSES:
NEW JERSEY
East Hanover - 5 Buildings	100.0%	45.6%	$4.35	942,000	942,000	-	$-	Foremost Groups Inc., Fidelity Paper & Supply Inc.,
								Consolidated Simon Distributors Inc., Givaudan Flavors Corp.,
								Meyer Distributing Inc.

Total Warehouses		45.6%	$4.35	942,000	942,000	-	$-

Vornado's Ownership Interest		45.6%	$4.35	942,000	942,000	-	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	Fund	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
One Park Avenue								Coty Inc., New York University,
- Office	64.7%	96.4%	$44.85	864,000	864,000	-		Public Service Mutual Insurance
- Retail	64.7%	100.0%	64.02	79,000	79,000	-		Bank of Baroda, Citibank, Equinox,
								Men's Wearhouse (lease not commenced)
	64.7%	96.7%	46.45	943,000	943,000	-	$250,000

Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	133.90	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%	100.0%	-	51,000	51,000	-
	100.0%	100.0%	-	146,000	146,000	-	100,000

11 East 68th Street Retail	100.0%	100.0%	737.85	9,000	9,000	-	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	38.2%	100.0%	345.57	14,000	14,000	-		Hershey
- Office	38.2%	100.0%	37.50	220,000	220,000	-		American Management Association
	38.2%	100.0%	55.93	234,000	234,000	-	252,000

501 Broadway	100.0%	100.0%	232.43	9,000	9,000	-	20,000	Capital One

Washington, DC:
								Washington Sports, Dean & Deluca, Anthropologie,
								Pinstripes, DSW, Hennes & Mauritz,
Georgetown Park Retail Shopping Center	50.0%	100.0%	37.30	313,000	258,000	55,000	95,899	J. Crew, TJ Maxx, Forever 21 (lease not commenced)

Santa Monica, CA:
								Premier Office Centers LLC, Diversified Mercury Comm,
520 Broadway	100.0%	81.6%	50.42	112,000	112,000	-	30,000	Microsoft Corporation

Culver City, CA:
								Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe	100.0%	57.0%	33.62	243,000	243,000	-	59,922	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road	100.0%	99.6%	104.17	127,000	127,000	-	66,000	Regal Cinema, Anthropologie, Banana Republic

Total Real Estate Fund	70.9%	90.1%		2,136,000	2,081,000	55,000	$873,821

Vornado's Ownership Interest	17.7%	90.1%		376,000	369,000	7,000	$145,471

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.